Exhibit 99.1


                              LETTER OF TRANSMITTAL


                                 FOR TENDERS OF


                   $220,000,000 Aggregate Principal Amount of
                      7.99% Series A Secured Bonds Due 2011



                                       of


                         ESI TRACTEBEL ACQUISITION CORP.

            Pursuant to the Prospectus dated                , 1998 of
                         ESI Tractebel Acquisition Corp.
                            and Northeast Energy, LP

      --------------------------------------------------------------------
                   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.
                NEW YORK CITY TIME, ON             , 1998, UNLESS
                      EXTENDED. TENDERED SECURITIES MAY BE
                    WITHDRAWN AT ANY TIME ON OR PRIOR TO THE
                      EXPIRATION DATE OF THE EXCHANGE OFFER
      --------------------------------------------------------------------


To: State Street Bank and Trust Company, The Exchange Agent by Overnight Courier or Hand:

            Two International Place
            Boston, MA 02110
            Attention: Ms. Kellie Mullen, Corporate Trust Department
            Telephone: (617) 664-5587

By Registered or Certified                             By Facsimile:
Mail:                                                  (617) 664-5290
Two International Place                                Attention: Ms. Kellie Mullen, Corporate Trust
Boston, MA 02110                                       Department
Attention: Ms. Kellie Mullen, Corporate Trust          Confirm by telephone: (617) 664-5587
Department

     Delivery of this Instrument to an address other than as set forth above will not constitute a valid delivery.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated _________, 1998 (the "Prospectus"), of ESI Tractebel Acquisition Corp., a Delaware corporation (the "Company") and Northeast Energy, LP, a Delaware limited partnership ("Northeast"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's and Northeast's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $220,000,000 7.99% Series B Secured Bonds Due 2011 (the "New Securities"), for a like principal amount of the Company's issued and outstanding 7.99% Series A Secured Bonds Due 2011 (the "Old Securities").

     The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
               , 1998, unless the Company, in its sole discretion, extends the Exchange Offer. The Company reserves the right to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the time and date when the Exchange Offer as so extended shall expire. The Company shall notify the holders of the Old Securities of any extension by oral or written notice prior to 9.00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     The New Securities will bear interest from the last interest payment date of the Old Securities to occur prior to the issue date of the New Securities at the same rate and upon the same terms as the Old Securities. Holders whose Old Securities are accepted for exchange will not receive interest on such Old Securities for any period subsequent to the last interest payment date of the Old Securities to occur prior to the issue date of the New Securities and will be deemed to have waived the right to receive any payment in respect of interest on the Old Securities accrued from and after such interest payment date.

     The Exchange Offer is not conditioned upon any minimum principal amount of Old Securities being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under the section entitled "THE EXCHANGE OFFER - Certain Conditions to the Exchange Offer".

     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Old Securities in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

     This Letter is to be completed by a holder of Old Securities either if certificates are to be forwarded herewith or if a tender of certificates for Old Securities, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "THE EXCHANGE OFFER - Exchanging Book-Entry Old Securities" section of the Prospectus. Holders of Old Securities whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Securities into the

Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and deliver all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, may tender their Old Securities according to the guaranteed delivery procedures set forth in the Prospectus under the section entitled "THE EXCHANGE OFFER - Guaranteed Delivery Procedures".

     Holders who wish to tender their Old Securities must complete this Letter of Transmittal in its entirety.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                       CAREFULLY BEFORE COMPLETING THE BOX

     List below the Old Securities to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Securities should be listed on a separate signed schedule affixed hereto.


                       DESCRIPTION OF OLD SECURITIES (See
                            Instructions 2, 3 and 8)

------------------------------------------------------------------------------------------------------------------------------------
  Name(s) and Address(es)
  of Registered Holder(s)                                 (Attach additional signed list, if necessary)
     (Please fill in)
                           ---------------------------------------------------------------------------------------------------------
                                       1                                      2                                   3
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Principal Amount of Old
                                                                                                         Securities Tendered (2)
                                                                                                     (must be $100,000 or integral
                                                                   Aggregate Principal Amount                 multiples of
                                 Certificate Number(s) (1)            of Old Securities                 $1,000 in excess thereof)
                           ---------------------------------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------------------------------

                           ---------------------------------------------------------------------------------------------------------
                             Total
------------------------------------------------------------------------------------------------------------------------------------

(1) Certificate numbers not required if Old Securities are being tendered by book-entry transfer.

(2) Unless otherwise indicated, a holder will be deemed to have tendered ALL of the Old Securities represented in column 2.

|_| CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

|_| CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):


Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

If delivered by Book-Entry Transfer, Complete the Following:

Account Number:_______________________

Transaction Code Number:______________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Securities indicated above. The undersigned has completed, executed and delivered this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     Subject to, and effective upon, the acceptance for exchange of the Old Securities tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Securities as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and Northeast Energy, LP and as trustee under the Indenture for the Old Securities and the New Securities) with respect to the tendered Old Securities with full power of substitution to (i) deliver certificates for such Old Securities to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company. (ii) present such Old Securities for transfer on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of the beneficial ownership of such Old Securities, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Securities tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any New Securities acquired in exchange for Old Securities tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Securities, whether or not such person is the undersigned, (ii) neither the holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Securities and (iii) neither the holder nor any such other person is an "affiliate", as described in Rule 405 under the Securities Act of 1933 (the "1933 Act"), of the Company or Northeast Energy, LP.

     The undersigned also acknowledges that, if the undersigned is a broker-dealer that will receive New Securities for its own account in exchange for Old Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the 1933 Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and sale of the Old Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Securities when, as and if the Company has given oral and written notice thereof to the Exchange Agent,

     If any tendered Old Securities are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Securities will be returned (or, in the case of Old Securities tendered by book-entry transfer through the Book-Entry Transfer Facility, will be promptly credited to an account maintained at the Book-Entry Transfer Facility), without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under the "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     The undersigned understands that tenders of Old Securities pursuant to the procedures described under the section entitled "THE EXCHANGE OFFER - Procedures for Tendering Old Securities" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Securities (and, if applicable, substitute certificates representing Old Securities for any Old Securities not exchanged) in the name (s) of the undersigned or, in the case of a book-entry delivery of Old Securities. please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Securities (and, if applicable, substitute certificates representing Old Securities for any Old Securities not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Securities". In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Securities issued in exchange for the Old Securities accepted for exchange in the name(s) of, and return any certificates for Old Securities not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Securities from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Securities so tendered.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SECURITIES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SECURITIES AS SET FORTH IN SUCH BOX ABOVE.

-----------------------------------------  -------------------------------------
            SPECIAL ISSUANCE                          SPECIAL DELIVERY
              INSTRUCTIONS                              INSTRUCTIONS
       (See Instructions 4 and 5)                (See Instructions 4 and 5)

         To  be   completed   ONLY  if            To  be   completed   ONLY  if
certificates  for Old  Securities  not     certificates  for Old Securities not
exchanged and/or New Securities are exchanged and / or New Securities to be issued in the name of and sent are to be sent to someone other to someone other than the person or than the person or persons whose person(s) whose signature(s) signature(s) appear(s) on this appear(s) on this Letter above, or if Letter above or to such person or Old Securities delivered by persons at an address other than
book-entry   transfer  which  are  not     shown    in   the    box    entitled
accepted   for   exchange  are  to  be     "Description  of Old  Securities" on
returned   by  credit  to  an  account     this Letter above.
maintained    at    the    Book-Entry
Transfer   Facility   other  than  the
account indicated above.

Issue: New Securities and/or Old           Mail: New Securities and/or Old
Securities to:                             Securities to:

Name:_________________________________     Name:________________________________
          (Please Type or Print)                     (Please Type or Print)
     _________________________________          ________________________________
          (Please Type or Print)                     (Please Type or Print)

Address:  ____________________________     Address:  ___________________________

          ____________________________     _____________________________________
                        (Zip Code)

          ____________________________     _____________________________________
            Employer Identification                                (Zip Code)
           or Social Security Number

        (Complete Substitute Form W-9)

|_|  Credit unexchanged Old Securities
     delivered by book-entry transfer
     to the Book-Entry Transfer
     Facility account set forth below.


______________________________________
(Book-Entry Transfer Facility Account
Number, if applicable)

-----------------------------------------  -------------------------------------

--------------------------------------------------------------------------------
                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (Complete Accompanying Substitute Form W-9 on reverse side)

         I hereby TENDER the Old Securities described above in the box entitled "Description of Old Securities" pursuant to the terms of the Exchange Offer.

Dated:__________________________________________________________________, 1998

X     __________________________________________________________________, 1998

X     __________________________________________________________________, 1998
             Signature(s) of Owner(s)                      Date


         If a holder is tendering any Old Securities, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Securities or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):________________________________________________________________________
                               (Please Type or Print)

________________________________________________________________________________

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

                              SIGNATURE GUARANTEE
                        (If required by Instructions 4)

Signature(s) Guaranteed by an Eligible Institution:_____________________________
                                                      (Authorized Signature)

________________________________________________________________________________
                                     (Title)

________________________________________________________________________________
                                 (Name of Firm)

________________________________________________________________________________
                        (Area Code and Telephone Numbers)

Dated____________________________________________________________________, 1998


--------------------------------------------------------------------------------

                    IMPORTANT TAX INFORMATION

     Under federal income tax laws, a registered holder of Old Securities or New Securities is required to provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such holder with respect to Old Securities or New Securities may be subject to backup withholding.

     Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 can be obtained from the Exchange Agent.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

     To prevent backup withholding on payments made with respect to Old Securities or New Securities the holder is required to provide the Exchange Agent with: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                     (See "Important Tax Information" above)
                PAYOR'S NAME: STATE STREET BANK AND TRUST COMPANY

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU UNDER THE OLD SECURITIES OR THE NEW SECURITIES.
--------------------------------------------------------------------------------

SUBSTITUTE                  Part I - PLEASE PROVIDE YOUR TIN          Employer Identification
Form W-9                    IN THE BOX AT RIGHT AND CERTIFY          Number or Social Security
                            BY SIGNING AND DATING BELOW                        Number

                                                                     -------------------------
                           ---------------------------------------------------------------
Department of the          Part 2 - Certification - Under penalties               Part 3
Treasury Internal          of perjury, I certify that:
Revenue Service            (1)   The number shown on this form                    Awaiting
                                 is my correct Taxpayer                           TIN |_|
                                 Identification Number (or I am
                                 waiting for a number to be
                                 issued to me) and
                           (2)   I am not subject to backup
                                 withholding because (i) I am
                                 exempt from backup
                                 withholding, (ii) I have not
                                 been notified by the Internal
                                 Revenue Service ("IRS") that I
                                 am subject to backup
                                 withholding as a result of
                                 failure to report all interest
                                 or dividends, or (iii) the IRS
                                 has notified me that I am no
                                 longer subject to backup
                                 withholding.
                           ---------------------------------------------------------------------
Payee's Request for        Certificate instruction: - You must cross out item (2) in Part (2)
Taxpayer                   above if you have been notified by the IRS that you are subject to
Identification             backup withholding because of underreporting interest or dividends
Number ("TIN")             on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                           SIGNATURE____________________________________________
                           DATE_________________________________
                           NAME________________________________________________________________
                                                  (Please Print)

--------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. It is understood that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

-------------------------------------------------------------------------------

-----------------------------------------------------------------------, 1998.
Signature and Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        IMPORTANT: THIS LETTER OR A FACSIMLE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD SECURITIES (IF APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

        This letter must be used to forward, and must accompany, all certificates for Old Securities tendered pursuant to the Exchange Offer.

                                  INSTRUCTIONS

                 Forming Part of the Terms and Conditions of the
                                 Exchange Offer

I.   Delivery of this Letter and Certificates.

     This letter is to be completed by holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "THE EXCHANGE OFFER - Exchanging Book-Entry Old Securities" section of the Prospectus. Certificates for all physically tendered Old Securities, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Securities tendered hereby must be in denominations of principal amount of $100,000 and any integral multiple of $1,000 in excess thereof.

     The method of delivery of this Letter, the Old Securities and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Securities are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. No Letter or Old Securities should be sent to the Company.

     Holders who wish to tender their Old Securities and (i) whose Old Securities are not immediately available, or (ii) who cannot deliver their Old Securities, this Letter or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who cannot comply with the procedures for book-entry tender on a timely basis must tender their Old Securities according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission (immediately followed by mail or hand delivery)) setting forth the name and address of the holder, the certificate number(s) of such Old Securities (except in the case of book-entry tenders) and the principal amount of Old Securities tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter (or a facsimile hereof) together with the certificate(s) representing the Old Securities (except in the case of book-entry tenders) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter (or facsimile hereof), as well as all other documents required by this Letter and the certificate(s) representing all tendered Old Securities in proper form for transfer or a Book-Entry Confirmation with respect to such Old Securities, must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the section entitled "THE EXCHANGE OFFER -- Guaranteed Delivery Procedures". Any holder who wishes to tender his Old Securities pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Securities according to the guaranteed delivery procedures set forth above. As used in this Letter, "Eligible Institution" shall mean a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or which is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

     All questions as to the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Securities will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Securities not properly tendered or any Old Securities the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Securities. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Securities must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Securities, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter, as soon as practicable following the Expiration Date.

     See "THE EXCHANGE OFFER" in the Prospectus.

2.   Tender by Holder.

     Only a holder of Old Securities may tender such Old Securities in the Exchange Offer. Any beneficial owner whose Old Securities are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on behalf of such beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such owner must, prior to completing and executing this Letter and delivering such owner's Old Securities, either make appropriate arrangements to register ownership of the Old Securities in such owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

3.   Partial Tenders and Withdrawals.

     Tenders of Old Securities will be accepted only in denominations of $100,000 and integral multiples of $1,000 in excess thereof. If less than all of the Old Securities are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Securities to be tendered in the box above entitled "Description of Old Securities Principal Amount of Old Securities Tendered", A reissued certificate representing the balance of nontendered Old Securities will be sent to such tendering holder (except in the case of book-entry tenders), unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Any holder who has tendered Old Securities may withdraw the tender by delivering written notice of withdrawal to the Company prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent at its address set forth on the first page of this Letter. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Securities to be withdrawn (the "Depositor"); (ii) identify the Old Securities to be withdrawn (including the certificate number or numbers and principal amount of such Old Securities (except in the case of book-entry tenders)); (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Old Securities were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Old Securities into the name of the person withdrawing the tender, and (iv) specify the name in which any such Old Securities are to be registered, if different from that of the Depositor. If Old Securities have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the certificate numbers of the particular Old Securities withdrawn must also be furnished to the Exchange Agent as aforesaid prior to the physical release of the withdrawn Old Securities. If the Old Securities have been tendered pursuant to the procedures for book-entry tender set forth in the Prospectus, a notice of withdrawal must specify, in lieu of certificate numbers, the name and account number at The Book-Entry Transfer Facility to be credited with the withdrawn Old Securities. Old Securities properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, provided, however, that withdrawn Old Securities may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Company, whose determinations will be final and binding on all parties. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. See "THE EXCHANGE OFFER -- Withdrawal Rights" in the Prospectus.

4. Signatures on this Letter, Bond Powers and Endorsements; Guarantee of Signature.

     If this Letter is signed by the registered holder of the Old Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates (if applicable) without any change whatsoever.

     If any tendered Old Securities are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Securities specified herein and tendered hereby. no endorsements of certificates or separate bond powers are required. If, however, the New Securities are to be issued, or any untendered Old Securities are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificate(s).

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. and. unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Old Securities or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Securities are tendered: (i) by a registered holder of such Old Securities (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Securities) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

5.   Special Issuance and Delivery Instructions.

     Tendering holders of Old Securities should indicate in the applicable box the name and address in or to which New Securities issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Securities not exchanged are to be issued or sent, if different from the name or address of the Person signing this Letter. In the case of issuance in a different name the employer identification or social security number of the person named must also be indicated. Holders tendering Old Securities by book-entry transfer may request that Old Securities not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Securities not exchanged will be returned to the name or address of the person signing this Letter.

6.   Waiver of Conditions.

     Subject to the terms and conditions set forth in the Prospectus, the Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus,

7.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Securities, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Securities for exchange.

     Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

8. Mutilated, Lost, Stolen or Destroyed Old Securities.

     Any holder whose Old Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.   Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Information Agent at the telephone number and location listed below.

               Georgeson & Company Inc.
               Wall Street Plaza
               New York, New York 10005
               Banks and Brokers Call Collect:  (212) 440-9800
               All Others Call Toll-Free:  (800) 223-2064